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                                                                    EXHIBIT 99.3

September 20, 2000


Applied Micro Circuits Corporation
6290 Sequence Drive
San Diego, CA 92121

I hereby consent to being named as a future director in the Registration Statement on Form S-4 and the related prospectus/proxy statement filed by Applied Micro Circuits Corporation on September 12, 2000, and in any amendment thereto.

/s/ Douglas C. Spreng
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Douglas C. Spreng

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